April 2020 Investor Presentation Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements that reflect AGTC's plans, estimates, assumptions and beliefs. Forward-looking statements include information concerning possible or assumed future results of operations, financial guidance, business strategies and operations, preclinical and clinical product development and regulatory progress, potential growth opportunities, potential market opportunities and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as "anticipates," "believes," "could," "seeks," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "projects," "should," "will," "would" or similar expressions and the negatives of those terms. Actual results could differ materially from those discussed in the forward-looking statements, due to a number of important factors. Risks and uncertainties that may cause actual results to differ materially include, among others: risks related to the COVID-19 outbreak that may include delays to our clinical trials; gene therapy is still novel with only a few approved treatments so far; AGTC cannot predict when or if it will obtain regulatory approval to commercialize a product candidate or receive reasonable reimbursement; uncertainty inherent in clinical trials and the regulatory review process; risks and uncertainties associated with drug development and commercialization; factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2019, as amended and filed with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Also, forward-looking statements represent management's plans, estimates, assumptions and beliefs only as of the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Industry Leading Gene Therapy Company Poised for Success XLRP: Lead Product Candidate Advancing Toward Pivotal Trial in 2020 Sustained Improvements in visual function for centrally dosed patients Industry leading data package ready for end of PH2 (EOP2) meeting in Q2 ACHM: Early Evidence of Biological Activity in Both ACHM Trials Dose escalation completed in adult patients Best-in-Class Technology Platform Process and scale will support late-phase development and commercialization Expertise in product design allows for best capsid, promoter and gene cassettes for each indication Robust use of disease specific animal modeling to guide clinical dosing Deep expertise and capabilities to support robust pipeline in ophthalmology, CNS, and otology

Positioned for Success in a Changing Landscape XLRP: Direct Path to Pivotal in 2020 Phase 1/2 enrollment complete Industry-leading data package ready for EOP2 mtg in Q2 Manufacturing of pivotal material on track Redundant manufacturing options contracted; CDMOs are considered essential businesses in their locations ACHM Adult enrollment complete in both trials 6 of 18 pediatric patients across both trials enrolled DSMC approval to highest pediatric dose Developing creative solutions for additional data collection Local ophthalmology clinics, mobile vans, software applications all under review Remain on track for 2H 2020 data release for all three programs Strengthened cash balance with February 2020 financing of $34.7 M Extends cash runway and secures financing to start XLRP pivotal trial

5

A Pipeline with Significant Clinical and Commercial Potential

Program	Stage reached (Discovery / IND Enabling / Phase 1/2 / Phase 3)	NEXT MILESTONE*
XLRP RPGR	Phase 1/2	EOP2 Q2 2020/Initiate Pivotal 2H 2020
ACHM CNGB3	Phase 1/2	Interim Data New Adult Groups 2H 2020
ACHM CNGA3	Phase 1/2	Interim Data New Adult Groups 2H 2020
Optogenetics Unique ChR	IND Enabling	Partnership with Bionic Sight; Complete Dosing
Otology GJB2	Discovery	Partnership with Otonomy; IND filing
2 CNS Indications Frontal Temporal Dementia, ALS	Discovery	Final product construct testing
ALD ABCD1	Discovery	IND enabling Studies
Dry AMD Not yet disclosed	Discovery	Final product construct testing
Stargardts ABCA4	Discovery	IND Enabling Studies

* Milestones based on calendar year and not AGTC's fiscal year

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6

Healthy Financial Position to Fund Upcoming Milestones

Strong Balance Sheet: Cash and Investments of $90.5M* and cash runway into 2H-21

2020

1st Half

Six-month data, initial dose groups: ✓

ACHM A3 | ACHM B3 | XLRP

Complete enrollment new dose groups: ✓

XLRP

Complete enrollment new adult groups: ✓

ACHM A3 | ACHM B3

Bionic Sight doses first patient: ✓

Optogenetics

End of Phase 2 meeting with FDA:

XLRP

2nd Half

Interim data new dose groups:

XLRP

Interim data new adult groups:

ACHM B3 | ACHM A3

Initiate pivotal trial:

XLRP

2021

1st Half

Final data release:

ACHM A3 | ACHM B3 | XLRP

- Milestones based on calendar year and not AGTC's fiscal year

* Cash and investment balance based on January 31, 2020 estimate of $55.8M plus $34.7M in net proceeds from February 2020 financing

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Leading the Commercial Production of Customized Gene Therapies

Patients are at the Forefront of What We Do  “It’s something I am not allowed to forget – crossing the street or realizing that I am putting my life into a person’s hands who is driving down the road because I cannot see inside the cab of a car.” “The way I describe my vision is that I can’t notice any difference in the scene in The Wizard of Oz when Dorothy leaves her house and the film shifts from black and white to color.” “Sometimes my friends get annoyed… they ask, ‘can’t you get glasses?’ I have to tell them that I have trouble perceiving color and light and it’s not something that a corrective lens can fix.”

AGTC’s Comprehensive Technology Platform We integrate vector biology, genetic engineering, manufacturing and unmet patients needs to develop transformative therapies with substantial clinical and commercial potential. Capsid Diversity Promoter Gene Cassette Formulation Manufacturing Vector Administration Characterization Validated technology program that has supported development of industry-leading data for inherited retinal disease indications

Customization Enables Vectors with Superior Properties Expertise in genetic and vector engineering improves targeted cell-specific transduction and expression: Literature cone promoter (PR2.1) AGTC proprietary cone promoter (PR1.7) Improved promoter activity drives higher, specific transgene expression Red: Cones; Green: Reporter Red: Cones; Green: Reporter Enhanced transduction of photoreceptors in non-human primates following subretinal injection of AAV-TYF AGTC AAV-TYF AAV-TYF

11

Unmatched AAV Manufacturing Productivity

100x

Productivity Increase

Compared to early phase AAV manufacturing method


200
150
100
50
0
Fold productivity relative to TFX
TFX
HAVE

90x

COGs Decrease

Achievable with aggressive scaling


100
80
60
40
20
0
Fold decrease in estimated COGs
HS36
iCELLis (500 m2)
50 L HSV 200 L AAV
500 L HSV 2000 L AAV

Proprietary, pivotal-stage manufacturing platform

- Unmatched productivity, characterization
- Highly scalable, extensive regulatory vetting
- Up to 2000 ophthalmic doses from 50 L
- Up to 300 doses from 2000 L for systemic diseases like SMA and DMD


Sedimentation Coefficient and Peak Area Determination:
89.2% Full
c(s) (AU/S)
0.40
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0.00
50
100
150
200
sedimentation coefficient (S)

Nearly 90%, full-length genome final product encapsidation

*Health Products Regulatory Authority (HPRA), formerly known as Irish Medicines Board (IMB)

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Program Overviews

The Eye THE RETINA: A highly organized tissue Retinal pigment epithelial cell Rod cell Cone cell Mueller cell Horizontal cell Bipolar cell Amacrine cell Ganglion cell Pupil Iris Cornea Lens Retina Fovea Cone diseases Rod diseases Optogenetics Optic nerve Vitreous humour LIGHT ENTERS RETINA

X-linked Retinitis Pigmentosa (XLRP) Missing protein results in degeneration of rods and cones ~20,000 patients in US and EU No current treatments Early night blindness, progressive constriction of visual fields Legally blind by age 45 IMPACT OVERVIEW Blindness is devastating - it robs you of so many things. Number one your freedom. It robs you of your independence.”

Leading XLRP Program Moving Toward a 2020 Pivotal Trial Sustained treatment effect, favorable safety profile Durable and clinically meaningful improvements in central visual sensitivity Encouraging improvements in visual acuity Quality of life survey results support meaningful impact on patients’ lives Enrollment complete—28 patients across six dose groups All patients dosed continue to demonstrate a favorable safety profile On track for EOP2 meeting with FDA in Q2 and to initiate pivotal trial in 2020

16

XLRP Phase 1/2 Trial Fully Enrolled


DOSE LEVEL
Highest
Higher
High
Middle
Low
Group 1
N=3
All peripheral
PAUSE
Group 2
N=4
Peripheral & central
PAUSE
Group 3
N=3
All peripheral
PAUSE
Group 4
N=7 (≥ 6yo)
All central
PAUSE
Group 5
N=7 (≥ 18yo)
Peripheral & central
PAUSE
Group 6
N=4 (≥ 18yo)
Peripheral & central
Data expected 2H 2020
PAUSE
DSMC Review

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Designed to Restore RPGR Gene Activity AGTC’s XLRP program is designed to provide a functional copy of the RPGR gene to cone and rod photoreceptors Engineered capsid more efficiently transduces photoreceptors in primates compared to competitors Promoter directs cell-specific transgene expression Codon-optimized human RPGR gene enables stable expression Patent-protected capsid, gene and manufacturing process AAV-TYF ITR RPGRco ITR GRK1 SV40 pA SV40 SD/SA 4483 bp

Strong XLPR Competitive Position Enrollment complete: supports robust data package for EOP2 meeting Six dose groups over a 100-fold range in concentration Favorable safety profile No product related SAEs No secondary inflammation Earlier groups now 12-24 months past enrollment date with continued safety Meaningful improvements in visual function sustained over time AGTC BIIB MeiraGTx Patients Dosed 28 Unknown 13 BCVA + - Unknown Construct ++Expression +Stability -Expression +Stability -Expression -Stability Sensitivity ++ + Unknown Safety ++ Secondary Inflammation Unknown Competitive Comparison* *Based on publicly available information

Centrally Dosed Responders Show Sustained Increase in Visual Sensitivity (4 of 8 Evaluable Patients) = standard deviation Treated Untreated Baseline Month 1 Month 2 Month 3 Month 6 Change from Baseline Mean Sensitivity (dB)

50% of Treated Eyes Show Sustained Increase in Visual Sensitivity Compared with Untreated Eyes UNTREATED EYE TREATED EYE Mean Sensitivity (dB) Mean Sensitivity (dB) Change of ≥ 2 dB for an individual patient is statistically outside the limits of test-retest variability Baseline Month 1 Month 2 Month 3 Month 6 Change from Baseline Change from Baseline Baseline Month 1 Month 2 Month 3 Month 6 Responder Non-responder Responder Non-responder * * Patient required ocular surgery prior to Month 3 test

Treated Eyes Show Positive Trends in Visual Acuity 7/9 patients show improving visual acuity UNTREATED EYE TREATED EYE BCVA (ETDRS letter score) BCVA (ETDRS letter score) Change from Baseline Change from Baseline Baseline Month 1 Month 2 Month 3 Month 6 Baseline Month 1 Month 2 Month 3 Month 6

Treated Example Responder Shows Improvement in Visual Sensitivity at All Time Points Compared with Untreated Eye UNTREATED TREATED Improvements in the intensity and area of sensitivity for the treated eye (top row) versus untreated eye (bottom row) Bleb covered all but the far left area 5.84 dB 7.80 dB 8.06 dB 7.28 dB 5.82 dB 5.78 dB BASELINE MONTH 3 MONTH 6

XLRP Next Steps: Moving Towards a Pivotal Trial in 2020 On track for EOP2 meeting with FDA in Q2 of 2020 Finalize pivotal trial design to include treatment arms, dose and endpoint Potential pivotal trial outline Clinical trial material fully contracted Redundant CDMOs—identified as essential businesses in respective locations Next data report 2H 2020 Interim analysis for Groups 5 and 6—evaluate safety and efficacy at higher doses Twelve-month analysis for Groups 1-4—evaluate durability of effect and continued safety BASELINE TESTING 1st EYE INJECTED 2ND EYE INJECTED FOLLOW-UP VISITS CONTROL Crossover to Active Treatment Primary Endpoint at 1 Year Eligibility Screening Randomization (2:1)

Achromatopsia (ACHM) AGTC focused on A3 and B3 gene mutations, which account for at least 70% of ACHM Severely impaired vision and day blindness due to loss of cone photoreceptor function Affects ~27,000 patients in US and EU No current treatments Extremely poor vision, legally blind Extreme light sensitivity (day blind) Complete loss of color discrimination IMPACT OVERVIEW The bright light makes it really hard for her, so she tends to freeze up and doesn't want to walk anywhere because she's afraid she might injure herself.  She gets more cautious in new or bright environments."

ACHM Clinical Trials Overview No dose-limiting toxicity observed Early signs of biologic activity supported by patient reported outcomes DSMC-approved dosing of pediatric patients to highest dose Adult enrollment complete 25 patients enrolled in ACHMB3 18 patients enrolled in ACHMA3 Pediatric enrollment ongoing 3 of 9 patients enrolled in ACHMB3 3 of 9 patients enrolled in ACHMA3 Data on File

ACHM Trial Design: Similar Across Both Trials ClinicalTrials.gov Identifier:NCT02935517 DOSE LEVEL Low Middle High Higher Highest Age: ≥18 years Group 4 N=3 (6-17) Group 6 N=3 (≥ 18) Group 5 N=3 (≥ 18) Group 1 N=3 Group 2 N=3 Group 3 N=3 PAUSE PAUSE PAUSE Group 6a N=3 (≥ 6) PAUSE PAUSE Group 5a N=3 (6-17) DSMC Review PAUSE Data from adult groups expected 2H 2020

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Addressing the Underlying Cause of Achromatopsia

- AGTC's ACHM program is designed to provide a functional copy of the CNGB3 or CNGA3 gene to cone photoreceptors
  - Engineered capsid more efficiently transduces photoreceptors in primates compared to competitors
  - Promoter directs cell-specific transgene expression in all three primate cone types
  - Codon-optimized human gene enables stable expression
- Patent-protected capsid, promoter and manufacturing process


AAV-TYF
ITR
PR1.7
SV40 SD/SA
CNGB3co or CNGA3co
SV40 pA
ITR

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Indications of Improvement in Light Discomfort Data on File Month 3 Post-Treatment Group 1a: LOW DOSE Group 2a: MID DOSE Group 0b: MID/HIGH DOSE Group 3a: HIGH DOSE Group 1b: LOW DOSE Group 2b: MID DOSE Group 3b: HIGH DOSE Treated Eye Untreated Eye

Encouraging Early Data Support Continued Development Robust body of pre-clinical data, improvement in outcome most important to patients and cross-trial safety profile build confidence in product potential Product generally safe and well-tolerated Supported across both ACHM and well as XLRP trial with same capsid Preliminary signs of biologic activity Based on light discomfort testing at Month 3 across both trials Literature and KOL support suggests more time could lead to improvements in additional outcome measures Patient reported outcomes support meaningfulness of improvements in light discomfort—the outcome most important to majority of patients

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Innovative Optogenetics Approach to Restore Vision Loss

OVERVIEW

- Partnership with Bionic Sight to combine AGTC gene delivery expertise with a novel neuroprosthetic device with a unique retinal coding algorithm
- Innovative and exciting technology - device performs the same processing as the normal retina sending signals to the brain that are critical to forming normal visual perceptions.

IMPACT

- Potential to provide clinical benefit to a broader population of patients regardless of cause
- Opportunity to leverage investment in current technology into additional applications

Bionic Sight Retinal Coding Algorithm


Light
Encoder
(Transducer)
Photoresponsive ganglion cells
Image code sent to the brain


Blind
Current Prosthetic
Bionic Sight
Normal Vision
No Image

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Optogenetics Clinical Development Initiated IND cleared and first patient dosed AAV-ChR Treatment Approach AAV gene therapy is targeted to the retinal ganglion cells, that form the optic nerve, instead of the photoreceptors The gene therapy delivers a light-sensitive protein to the retinal ganglion cells, which enables them to receive light and respond by transmitting electrical signals to the brain ITR Unique ChR Promoter Enhancer ITR

DISCOVERY IND ENABLING PHASE 1/2 PHASE 3 Milestone/Product Differentiation* Dry AMD Not yet disclosed Final product construct testing Stargardts ABCA4 IND Enabling Tox Studies Otology GJB2         Novel capsid and promoter targeting; IND filing; partnered with Otonomy ALD ABCD1 IND Enabling Tox Studies 2 CNS Indications Frontal Temporal Dementia, ALS Final product construct testing; novel trivalent gene cassette * Milestones based on calendar year and not AGTC’s fiscal year Exciting Preclinical Pipeline Advancing multiple important pipeline candidates in ophthalmology, otology and central nervous system disorders Manageable short-term capital investment for potential long-term significant value creation

Positioned for Success

34

A Pipeline with Significant Clinical and Commercial Potential

	DISCOVERY	IND ENABLING	PHASE 1/2	PHASE 3	NEXT MILESTONE*
XLRP RPGR					EOP2 Q2 2020/Initiate Pivotal 2H 2020
ACHM CNGB3					Interim Data New Adult Groups 2H 2020
ACHM CNGA3					Interim Data New Adult Groups 2H 2020
Optogenetics Unique ChR					Partnership with Bionic Sight; Complete Dosing
Otology GJB2					Partnership with Otonomy; IND filing
2 CNS Indications Frontal Temporal Dementia, ALS					Final product construct testing
ALD ABCD1					IND enabling Studies
Dry AMD Not yet disclosed					Final product construct testing
Stargardts ABCA4					IND Enabling Studies

* Milestones based on calendar year and not AGTC's fiscal year

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Sue Washer Chief Executive Officer Stephen Potter Chief Business Officer Mark Shearman, Ph.D. Chief Scientific Officer Bill Sullivan Chief Financial Officer Brian Krex General Counsel Matt Feinsod, M.D. Exec. VP Global Strategy and Development Nnenna Ihekoromadu, M.D. VP, Clinical Research Karen Carroll, RN VP, Clinical Operations Ellery Mangas Exec. Dir. Regulatory Dave Knop, Ph.D. Exec. Dir. Process Dev Experienced Team

April 2020 Investor Presentation